Exhibit (10) (o) (i)

CONSENT

October 15, 2004

Potlatch Corporation

601 West Riverside Avenue, Suite 1100

Spokane, WA 99201

Attn:        Gerald L. Zuehlke, Vice President and Chief Financial Officer

Re:	Credit Agreement dated as of June 29, 2004 among Potlatch Corporation, a Delaware corporation, as Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

You have notified the Administrative Agent that the Borrower intends to implement (i) a special dividend with respect to the Borrower’s common stock in the amount of $2.50 per share for an aggregate dividend of approximately $80,000,000 which shall be paid during fiscal year 2004 (the “Special Dividend”) and (ii) a stock repurchase program pursuant to which the Borrower will repurchase up to approximately 1,600,000 shares of its common stock for an aggregate purchase price of no more than $90,000,000 over the remaining term of Credit Agreement (the “Stock Repurchases”). Each of the Special Dividend and the Stock Repurchase constitute Restricted Payments that are not permitted pursuant to Section 7.07 of the Credit Agreement. Accordingly, you have requested that, notwithstanding the terms of Section 7.07 of the Credit Agreement, the Required Lenders and the Administrative Agent consent to the Special Dividend and the Stock Repurchases.

The Administrative Agent and the Required Lenders hereby consent to the Special Dividend and the Stock Repurchases so long as (i) no Default or Event of Default exists at the time of such payment or would result therefrom, (ii) such payments are permitted pursuant to the terms of the Senior Subordinated Note Indenture, to the extent the Senior Subordinated Notes are still outstanding at the time of such payments and (iii) in the case of the Special Dividend, the aggregate amount of all cash dividends paid by the Borrower with respect to its common stock during fiscal year 2004 shall not exceed $100,000,000.

Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This consent shall not operate as a consent to any other action or inaction by the Borrower or any of the Guarantors, or as a waiver of any right, power, or remedy of any Lender or the Administrative Agent under, or any provision contained in, the Credit Agreement except as specifically provided herein. This consent may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. This letter shall constitute a Loan Document.

Very truly yours,

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
In its capacity as Administrative Agent

By:
Name:
Title:
LENDERS:
BANK OF AMERICA, N.A.,
Individually in its capacity as Issuing Lender, Swing Line
Lender and as a Lender

By:
Name:
Title:

U.S. BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

[Lender Signatures Continue]

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. “RABOBANK
INTERNATIONAL” NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:
COBANK ACB

By:
Name:
Title:

STERLING SAVINGS BANK

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
SEATTLE BRANCH

By:
Name:
Title:

[Lender Signatures Continue]

NORTHWEST FARM CREDIT SERVICES, FLCA
By:
Name:
Title:

CAPITAL FARM CREDIT
By:
Name:
Title:

The terms of the foregoing Consent

dated as of October 15, 2004 are hereby

acknowledged and agreed to:

BORROWER:	POTLATCH CORPORATION

By:
Name:
Title: